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                                                                    Exhibit 10.1

                         EMISPHERE TECHNOLOGIES, INC.

                             1991 STOCK OPTION PLAN

                                   as amended

                            effective July 31, 1999
                            -----------------------

   1. Purpose. The purpose of the Emisphere Technologies, Inc. 1991 Stock Option Plan (the "Plan") is to enable Emisphere Technologies, Inc. (the "Company") and its stockholders to secure the benefits of common stock ownership by key personnel of the Company and its subsidiaries. The Board of Directors of the Company (the "Board") believes that the granting of options under the Plan will foster the Company's ability to attract, retain and motivate those individuals who will be largely responsible for the continued profitability and long-term future growth of the Company.

   2. Stock Subject to the Plan. The Company may issue and sell a total of 2,500,000 shares of its common stock, $.01 par value (the "Common Stock"), pursuant to the Plan. Such shares may be either authorized and unissued or held by the Company in its treasury. New options may be granted under the Plan with respect to shares of Common Stock which are covered by the unexercised portion of an option which has terminated or expired by its terms, by cancellation or otherwise.

   3. Administration. The Plan will be administered by a committee (the "Committee") consisting of at least two directors appointed by and serving at the pleasure of the Board. If a Committee is not so established, the Board will perform the duties and functions ascribed herein to the Committee. To the extent required by the applicable provisions of Rule 16(b)-3 under the Securities Exchange Act of 1934, no member of the Committee shall have received an option under the Plan or any other plan within one year before his or her appointment or such other period as may be prescribed by said Rule. Subject to the provisions of the Plan, the Committee, acting in its sole and absolute discretion, will have full power and authority to grant options under the Plan, to interpret the provisions of the Plan and option agreements made under the Plan, to supervise the administration of the Plan, and to take such other action as may be necessary or desirable in order to carry out the provisions of the Plan. A majority of the members of the Committee will constitute a quorum. The Committee may act by the vote of a majority of its members present at a meeting at which there is a quorum or by unanimous written consent. The decision of the Committee as to any disputed question, including questions of construction, interpretation and administration, will be final and conclusive on all persons. The Committee will keep a record of its proceedings and acts and will keep or cause to be kept such books and records as may be necessary in connection with the proper administration of the Plan.

   4. Eligibility. Options may be granted under the Plan to present or future key employees of the Company or a subsidiary of the Company (a "Subsidiary") within the meaning of Section 424(f) of the Internal Revenue Code of 1986 (the "Code"), and to consultants to the Company or a Subsidiary who are not employees. Options may not be granted to directors of the Company or a Subsidiary who are not also employees of or consultants to the Company and/or a Subsidiary. Subject to the provisions of the Plan, the Committee may from time to time select the persons to whom options will be granted, and will fix the number of shares covered by each such option and establish the terms and conditions thereof (including, without limitation, exercise price and restrictions on exercisability of the option or on the
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shares of Common Stock issued upon exercise thereof and whether or not the option is to be treated as an incentive stock option within the meaning of
Section 422 of the Code (an "Incentive Stock Option")).

   5. Terms and Conditions of Options. Each option granted under the Plan will be evidenced by a written agreement in a form approved by the Committee. Each such option will be subject to the terms and conditions set forth in this paragraph and such additional terms and conditions not inconsistent with the Plan (and, in the case of an Incentive Stock Option, not inconsistent with the provisions of the Code applicable thereto) as the Committee deems appropriate.

       (a) Option Exercise Price. In the case of an option which is not treated as an Incentive Stock Option, the exercise price per share may not be less than the par value of a share of Common Stock on the date the option is granted; and, in the case of an Incentive Stock Option, the exercise price per share may not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted (110% in the case of an optionee who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary (a "ten percent shareholder")). For purposes hereof, the fair market value of a share of Common Stock on any date will be equal to the closing sale price per share as published by a national securities exchange on which shares of the Common Stock are traded on such date or, if there is no sale of Common Stock on such date, the average of the bid and asked prices on such exchange at the close of trading on such date or, if shares of the Common Stock are not listed on a national securities exchange on such date, the average of the bid and asked prices in the over the counter market at the close of trading on such date, or if the Common Stock is not traded on a national securities exchange or the over the counter market, the fair market value of a share of the Common Stock on such date as determined in good faith by the Committee.

       (b) Option Period. The period during which an option may be exercised will be fixed by the Committee and will not exceed ten years from the date the option is granted (five years in the case of an Incentive Stock Option granted to a "ten percent shareholder").

       (c) Exercise of Options. No option will become exercisable unless the person to whom the option was granted remains in the continuous employ or service of the Company or a Subsidiary for at least one year (or for such other period as the Committee may designate) from the date the option is granted. Subject to earlier termination of the option as provided herein, unless the Committee determines otherwise, the option will become exercisable in accordance with the following schedule based upon the number of full years of the optionee's continuous employment or service with the Company or a Subsidiary following the date of grant:

                  Full Years of                Incremental      Cumulative
                  Continuous                   Percentage       Percentage
                  Employment/                   of Option        of Option
                  Service                      Exercisable      Exercisable
                  -------------------------    -----------      -----------

                  Less than 1..............          0%               0%
                  1........................         20%              20%
                  2........................         20%              40%
                  3........................         20%              60%
                  4........................         20%              80%
                  5 or more................         20%             100%

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       All or part of the exercisable portion of an option may be exercised at any time during the option period, except that, without the consent of the Committee, no partial exercise of an option may be for less than 100 shares. An option may be exercised by transmitting to the Company (1) a written notice specifying the number of shares to be purchased, and (2) payment of the exercise price (or, if applicable, delivery of a secured obligation therefor), together with the amount, if any, deemed necessary by the Committee to enable the Company to satisfy its income tax withholding obligations with respect to such exercise (unless other arrangements acceptable to the Company are made with respect to the satisfaction of such withholding obligations).

       (d) Payment of Exercise Price. The purchase price of shares of Common Stock acquired pursuant to the exercise of an option granted under the Plan may be paid in cash and/or such other form of payment as may be permitted under the option agreement, including, without limitation, previously-owned shares of Common Stock. The Committee may permit the payment of all or a portion of the purchase price in installments (together with interest) over a period of not more than five years.

       (e) Rights as a Stockholder. No shares of Common Stock will be issued in respect of the exercise of an option granted under the Plan until full payment therefor has been made (and/or provided for where all or a portion of the purchase price is being paid in installments). The holder of an option will have no rights as a stockholder with respect to any shares covered by an option until the date a stock certificate for such shares is issued to him or her. Except as otherwise provided herein, no adjustments shall be made for dividends or distributions of other rights for which the record date is prior to the date such stock certificate is issued.

       (f) Nontransferability of Options. No option granted under the Plan may be assigned or transferred except by will or by the applicable laws of descent and distribution; and each such option may be exercised during the optionee's lifetime only by the optionee.

       (g) Termination of Employment or Other Service. If an optionee ceases to be employed by or to perform services for the Company and any Subsidiary for any reason other than death or disability (defined below), then each outstanding option granted to him or her under the Plan will, unless the terms of a stock option agreement approved by the Committee or the Board provide otherwise, terminate on the date three months after the date of such termination of employment or service (or, if earlier, the date specified in the option agreement). If an optionee's employment or service is terminated by reason of the optionee's death or disability (or if the optionee's employment or service is terminated by reason of his or her disability and the optionee dies within one year after such termination of employment or service), then each outstanding option granted to the optionee under the Plan will terminate on the date one year after the date of such termination of employment or service (or one year after the later death of a disabled optionee) or, if earlier, the date specified in the option agreement. For purposes hereof, the term "disability" means the inability of an optionee to perform the customary duties of his or her employment or other service for the Company or a Subsidiary by reason of a physical or mental incapacity which is expected to result in death or be of indefinite duration.

       (h) Incentive Stock Options. In the case of an Incentive Stock Option granted under the Plan, at the time the option is granted, the aggregate fair market value (determined at the time of grant) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year may not exceed $100,000.

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       (i)  Other Provisions.  The Committee may impose such other conditions with respect to the exercise of options, including, without limitation, any conditions relating to the application of federal or state securities laws, as it may deem necessary or advisable.

6. Capital Changes, Reorganization, Sale.

       (a) Adjustments Upon Changes in Capitalization. The aggregate number and class of shares for which options may be granted under the Plan, the number and class of shares covered by each outstanding option and the exercise price per share shall all be adjusted proportionately for any increase or decrease in the number of issued shares of Common Stock resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

       (b) Cash, Stock or Other Property for Stock. Except as provided in subparagraph (c) below, upon a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere reincorporation or the creation of a holding company) or liquidation of the Company, as a result of which the shareholders of the Company receive cash, stock or other property in exchange for or in connection with their shares of Common Stock, any option granted hereunder shall terminate, but the optionee shall have the right immediately prior to any such merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to exercise his or her option in whole or in part, whether or not the vesting requirements set forth in the option agreement have been satisfied.

       (c) Conversion of Options on Stock for Stock Exchange. If the shareholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation or reorganization (other than a mere reincorporation or the creation of a holding company), all options granted hereunder shall be converted into options to purchase shares of Exchange Stock unless the Company and the corporation issuing the Exchange Stock, in their sole discretion, determine that any or all such options granted hereunder shall not be converted into options to purchase shares of Exchange Stock but instead shall terminate in accordance with the provisions of subparagraph (b) above. The amount and price of converted options shall be determined by adjusting the amount and price of the options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization. Unless the Board determines otherwise, the converted options shall be fully vested whether or not the vesting requirements set forth in the option agreement have been satisfied.

       (d) Fractional Shares. In the event of any adjustment in the number of shares covered by any option pursuant to the provisions hereof, any fractional shares resulting from such adjustment will be disregarded and each such option will cover only the number of full shares resulting from the adjustment.

       (e) Determination of Board to be Final. All adjustments under this paragraph 6 shall be made by the Board, and its determination as to what adjustments shall be made, and the extent

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   thereof, shall be final, binding and conclusive. Unless an optionee agrees otherwise, any change or adjustment to an Incentive Stock Option shall be made in such a manner so as not to constitute a "modification" as defined in
   Section 424(h) of the Code and so as not to cause the optionee's Incentive Stock Option issued hereunder to fail to continue to qualify as an Incentive Stock Option.

   7. Amendment and Termination of the Plan. The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part, provided, however, that (i) no alteration, amendment, suspension or termination shall adversely affect the rights of the holder of any outstanding option granted under the Plan and (ii) any amendment which must be approved by the stockholders of the Company in order to ensure that option grants under the Plan continue to be exempt transactions under Rule 16b-3 under the Exchange Act or any successor provision, to comply with any rule or regulation of a governmental authority, applicable securities exchange or Nasdaq National Market or to ensure that options intended to qualify as Incentive Stock Options meet all requirements for such qualification shall not be effective unless and until such stockholder approval has been obtained in compliance with such rule, regulation or requirement.

   8. No Rights Conferred. Nothing contained herein will be deemed to give any individual any right to receive an option under the Plan or to be retained in the employ or service of the Company or any Subsidiary.

   9. Governing Law. The Plan and each option agreement shall be governed by the laws of the State of Delaware.

   10. Term of the Plan. The Plan shall be effective as of November 12, 1991, the date on which it was initially adopted by the Board, subject to the approval of the stockholders of the Company, which approval was granted on January 21, 1992. The amendment to the Plan increasing the number of shares available for issuance thereunder from 400,000 to 1,200,000 was adopted by the Board on May 9, 1994 and approved by the stockholders of the Company on December 20, 1994. The amendment to the Plan increasing the number of shares available for issuance thereunder from 1,200,000 to 1,400,000 was adopted by the Board on January 29, 1997 and approved by the stockholders of the Company on March 20, 1997. The amendment to the Plan increasing the number of shares available for issuance thereunder from 1,400,000 to 1,700,000 was adopted by the Board on September 11, 1997 and approved by the stockholders of the Company on January 15, 1998. The amendment to the Plan increasing the number of shares available for issuance thereunder from 1,700,000 to 2,000,000 was adopted by the Board on September 11, 1998 and approved by the stockholders of the Company on January 19, 1999. The amendment to the Plan increasing the number of shares available for issuance thereunder from 2,000,000 to 2,500,000 was adopted by the Board on September 14, 1999 effective July 31, 1999 and approved by the stockholders of the Company on December __, 1999. The Plan will terminate on November 11, 2001, unless sooner terminated by the Board. The rights of optionees under options outstanding at the time of the termination of the Plan shall not be affected solely by reason of the termination and shall continue in accordance with the terms of the option (as then in effect or thereafter amended).

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